GUIDESTONE FUNDS

Supplement dated August 15, 2017

to

Prospectus dated May 1, 2017, as amended July 1, 2017

The supplement dated August 10, 2017 to the Prospectus dated May 1, 2017, as amended July 1, 2017 is deleted in its entirety and replaced with the following:

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.         FEE AND EXPENSE CHANGES TO THE SMALL CAP EQUITY FUND

Under the heading “Fees and Expenses”, on page 113, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.93%	0.93%
Other expenses	0.07%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.01%	1.28%
Fee waiver(1)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)(2)	1.00%	1.27%
(1)

The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2018. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

(2)	The expense information in the table has been restated to reflect current fees.

Under the heading “Fees and Expenses”, on page 113, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$102	$129
3 Years	$321	$405
5 Years	$557	$701
10 Years	$1,235	$1,544

II.        ADDITIONAL INVESTMENT AND RISK INFORMATION

Under the heading “Additional Investment and Risk Information”, on page 150, the following disclosure is added at the end of the paragraph captioned “Manager of Managers”:

In the case of a Fund with multiple Sub-Advisers, the actual overall management fee of the Fund may change from time to time based on the allocation of the Fund’s assets to its Sub-Advisers, which may charge different sub-advisory fees. Accordingly, changes in asset allocations among a Fund’s Sub-Advisers may result in an increase or a decrease in the Fund’s actual operating expenses. Similarly, termination of a Sub-Adviser or addition of a new Sub-Adviser may result in changes to actual operating expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated August 15, 2017

to

Statement of Additional Information dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

I.                     ADDITION OF DISCLOSURE TO DESCRIPTION OF INVESTMENTS AND RISKS SECTION

In the “Description of Investments and Risks” section, the paragraph titled “Structured Notes,” on page 42, is deleted in its entirety and replaced with the following:

Structured Notes. The Bond Funds, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to

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the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.

Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are linked to the performance of one or more underlying indicators, such as a particular market benchmark, strategy or reference asset, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a reference instrument minus applicable fees, no periodic coupon payments are distributed, and no principal protection exists. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or reference instrument remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the underlying market or reference instrument. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark, strategy or reference instrument. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing and character of net income and realized gains from ETNs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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